Exhibit 99.1

Exhibit 99.1

COLE TAYLOR KN WS

Taylor Capital Group, Inc.

Fourth Quarter 2011

Financial Results

Wednesday, January 25, 2012

9:00 A.M Central Time, 10:00 A.M Eastern Time

Conference Call Toll-Free Dial-In Number: 866-450-8367

Participant Access Code: 4306742

Taylor Capital Group

FOURTH QUARTER 2011 FINANCIAL RESULTS

Forward-Looking Statement

This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “might,” “contemplate,” “plan,” “prudent,” “potential,” “should,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could” and “estimate” and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2012 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the risk that our regulators could require us to maintain regulatory capital in excess of the levels needed to be considered well-capitalized; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; negative developments and further disruption in the credit and lending markets impacting our business and the businesses of our customers, as well as other banks and lending institutions with which we have commercial relationships; the continued decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high volume of loans secured by commercial real estate in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with the current and planned growth of our new mortgage unit, including the expansion into new geographic markets and regulatory changes; lending concentration risks; the risks associated with attracting and retaining experienced and qualified personnel, including our senior management and other key personnel in our core business lines; uncertainty in estimating the fair value of loans held for sale and the possibility that we will not be able to dispose of these assets on terms acceptable to us; security risks relating to our internet banking activities that could damage our reputation and our business; the potential impact of certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; the effect on our profitability if interest rates fluctuate, as well as the effect of our customers’ changing use of our deposit products; the ability to use net operating loss carry-forwards to reduce future tax payments if an ownership change of the Company is deemed to have occurred for tax purposes; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; continuation of volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the conditions of the local economy in which we operate and continued weakness in the local economy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, loan syndication opportunities and competition; regulatory restrictions and liquidity constraints at the holding company level that could impair our ability to pay dividends or interest on our outstanding securities; significant restrictions on our operations as a result of our participation in the TARP Capital Purchase Program; the impact of changes in legislation, including the Dodd-Frank Act and the regulations promulgated thereunder, or regulatory and accounting principles, policies or guidelines affecting our business, including those relating to capital requirements; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned “Risk Factors” in our December 31, 2010 Annual Report on Form 10-K filed with the SEC on March 22, 2011. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

FOURTH QUARTER 2011 FINANCIAL RESULTS

Agenda

Fourth Quarter 2011 Financial Highlights: Mark Hoppe, President and Chief Executive Officer Results of Operations:

Randy Conte, Chief Operations Officer and Chief Financial Officer Summary Questions & Answers

FOURTH QUARTER 2011

Financial Highlights

FOURTH QUARTER 2011 HIGHLIGHTS

Two consecutive quarters of consolidated profitability, four of Bank profitability

Fourth quarter was a landmark quarter for Taylor Capital Group

2011 INCOME BEFORE INCOME TAXES, by quarter

In Thousands

$14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 ($2,000)

1Q11 2Q11 3Q11 4Q11

$3,108

$282

$1,699

($1,038)

$12,881

$9,758

$11,968

$9,003

Cole Taylor Bank Taylor Capital Group, Inc.

FOURTH QUARTER 2011 HIGHLIGHTS

2011: Substantial increase in income before taxes,

improved credit quality and enhanced capital ratios

Fix & Grow strategy, initiated in 2008, showed sustainable results:

Fix

Commercial criticized and classified loans down $121.3 million and nonperforming loans down $56.6 million in 2011

Credit costs declined 66.5% from the full year 2010 to the full year 2011

Loan loss reserve now exceeds balance of nonperforming loans

Grow

Second consecutive quarter of greater than $20 million in pre-tax, pre-provision operating earnings

Balance sheet repositioned away from focus on real estate credits to middle-market commercial lending

Revenue diversified with the addition of two national businesses –asset based lending and mortgage banking

Improved liquidity –core deposits up 21% from 12/31/10 to 12/31/11

Results supported fourth quarter reversal of the previously established $73.2 million valuation allowance on net tax deferred asset

Raised $60 million of common equity in 2011 and converted Series C and E Preferred totaling $37.5 million to common, or common equivalent

Stockholders net equity nearly doubled from

Total Capital to RWA up from 12.98% at 12/31/10 to 14.72% at 12/31/11

Tangible book value per common share rose from $3.97 at 12/31/10 to $10.84 at 12/31/11

FOURTH QUARTER 2011 HIGHLIGHTS

Fix and Grow strategy initiated in 2008 leads to change in profile for Taylor Capital Group

	2007	2008-2010	2011
Strategic Priorities	• Focus on real estate lending, especially residential construction • Limited fee income beyond lending activities	• Fix mounting asset quality issues • Reposition balance sheet to focus more on commercial lending • Grow and diversify the business to drive revenue • New management team • Strengthen board of directors	• Balance sheet repositioned to reflect commercial banking as strategic backbone • ABL business rapidly growing • Mortgage business's national platform expanding; added diversity to revenue streams • Significantly improved asset quality
Outcomes	• Net loss $9.6 million for 2007 • $3.6B in assets at 12/31/07 • In-local market deposits = 74% • Real Estate[1] = 51% of total loans • C&I[2] = 42% of total loans • Noninterest income to total revenue[3] = 14% • Total capital to RWA = 12.74% • ALLL/NPLs = 72.3% • 418 FTE	• Net losses due to elevated provision expense resulting from deterioration of real estate portfolio – especially construction and land • Retooled credit function to improve workout capability and portfolio management • Hired over 50 commercial lenders; added $1.5B in commercial loans • Launched ABL and Mortgage businesses • Raised $300 million in new equity	• First year of net income since 2006 • $4.7B in assets at 12/31/11 • In-local market deposits = 82% • Real Estate[1] = 26% of total loans • C&I[2] = 64% of total loans • Noninterest income to total revenue[3] = 25% • Total capital to RWA = 14.72% • ALLL/NPLs = 100.7% • 630 FTE

1 Real Estate includes Non-owner Occupied and Construction and Land
2 C&I includes Commercial Real Estate Owner-Occupied
3 For a reconciliation to GAAP revenue, see page 26

7

TaylorCapitalGroup

FOURTH QUARTER 2011

Results of Operations

RESULTS OF OPERATIONS

Revenue growth and diversification drive pre-tax, pre-provision operating earnings improvement

PRE-TAX, PRE-PROVISION operating earnings*

In Thousands

$25,000 $20,000 $15,000 $10,000 $5,000 $0

4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

$6,102

$11,614

$11,439

$15,152 $14,821

$14,194

$17,282

$20,975

$16,862

$13,800

$13,178

$23,752

$21,764

*For a reconciliation to GAAP measures of pre-tax, pre-provision operating earnings, please see page 25 of presentation.

RESULTS OF OPERATIONS

C&I remains backbone of our business; 2011 loan growth offset by reduction in real estate loans

TOTAL COMMERCIAL LOANS by category

In Thousands

$3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $0

12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11

$2,682,682

$1,763,381

$919,301

$2,628,042 Total

$1,872,480 C & I

$755,562 Real Estate

C&I Loans, including Commercial Real Estate Owner Occupied

Real Estate Loans, including Non-Owner Occupied and Construction and Land Total Commercial Loans

RESULTS OF OPERATIONS

Cole Taylor Business Capital (CTBC) grew loans outstanding by $21.6 million from 3Q11 to 4Q11

CTBC TOTAL LOAN PORTFOLIO

In Thousands

$600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

Year/Year increase of $125.7 million

$171,844

$217,977

$258,154

$317,677

$350,751

$388,557

$433,324

$454,854

$476,489

12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11

RESULTS OF OPERATIONS

Cole Taylor Mortgage ends second full year of operation; revenue growth and diversification

Mortgage banking revenue:

Grew 42.9% during 2011 to $20.4 million

During 2011, growth in revenue was due to:

Higher loan fundings throughout the year

Expansion of national platform –up to 30 states in which it does business, plus 13 retail offices

Diversified revenue streams:

Held certain mortgage loans in portfolio, contributing to net interest income

Added mortgage servicing activities: retained servicing and purchased mortgage servicing rights

Total Mortgage Fundings

$1,880

In Millions

$2,000 $1,500 $1,000 $500 $0

$817

2010 2011

States Doing Business In

40 30 20 10 0

2010 2011

17

30

RESULTS OF OPERATIONS

Planned actions taken during 2011 to reduce cost of funds and increase core deposits

Core funding increased significantly: up 21.3% from year-end 2010 to year-end 2011

– Retail banking added new online products and features Eliminated certain repurchase agreements, including one early termination of a repo contract To combat lower yields, and further increase margin, focused on lowering cost of funds

Core deposits include noninterest bearing deposits, NOW accounts, savings accounts and in- market money market accounts.

Total Core Deposits*

In Millions

$2,000 $1,500 $1,000 $500 $0

12/31/10 12/31/11

$1,503

$1,823

Core Deposits* as a Percentage of Total Deposits

49.7%

58.4%

2010 2011

Core Deposits*

RESULTS OF OPERATIONS

Revenue up from 3Q11 to 4Q11, while expenses increased due to higher incentive compensation

TRENDS: Total revenue and noninterest expense*

In Thousands

$60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

2010 Revenue = $167.4 million 2010 Expense = $98.1 million

2010 Revenue = $167.4 million 2010 Expense = $98.1 million

$36,587 $36,408

$40,694

$40,694

$40,694

$40,694

$50,108 $51,988

$21,766 $22,214

$23,412

$24,730

$27,712

$25,272

$25,833

$26,356

$30,224

Total Revenue

Total Revenue

*For a reconciliation to GAAP revenue, please see page 26 of presentation. Noninterest expense quoted above does not include NPA expense or expense for early extinguishment of debt.

RESULTS OF OPERATIONS

Net interest income up from 3Q11 to 4Q11, but down 2010 to 2011, due to declining yields and funding costs

NET INTEREST INCOME

2010 - $136.1 million

2011 - $134.4 million

In Thousands

$40,000 $30,000 $20,000 $10,000 $0

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

$32,810

$33,467

$34,678

$34,367

$33,562

$32,187

$32,243

$34,718

$35,266

RESULTS OF OPERATIONS

NIM flat from 3Q11 to 4Q11 due to benefits of ongoing deposit repricing and shifts in funding mix

NET INTEREST MARGIN (NIM) tax equivalent*

3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

2010 – 3.16%

2011 – 3.17%

3.25% 3.25% 3.25%

3.10% 3.15% 3.17% 3.12% 3.09%

3.07%

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

*Adjustment reflects tax exempt interest income on an equivalent before-tax basis assuming a tax rate of 35%.

RESULTS OF OPERATIONS

Noninterest income up as mortgage banking revenue and derivative income increase

NONINTEREST INCOME excluding gains or losses on investment securities and purchased mortgage loans

$18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0

In Thousands

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

$4,433 $4,963

$6,021

$11,748 $10,993

$6,857

$6,728

$16,526

$14,464

Mortgage banking revenue Service charges Other noninterest income

RESULTS OF OPERATIONS

Credit costs down 66.5% from 2010 to 2011 due to improving credit trends

CREDIT COSTS (Provision + Nonperforming Asset Expense)

$80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

In Thousands

2010 –$162.9 million

$48,001

$27,455

$26,068

$69,182

$19,666

2011 –$54.5 million

$13,835 $14,592 $13,518 $12,577

Provision

NPA Expense

RESULTS OF OPERATIONS

Declines in commercial criticized and classified are leading indicator for declines in NPLs

COMMERCIAL WATCH LIST and nonperforming loan trends

$450,000 $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0

In Thousands

$406,306 $381,050 $368,242

$322,252 $303,923 $277,896 $258,486

$221,122

$168,210 $182,570 $154,378 $159,740

$141,162 $141,190 $143,057 $118,419 $121,534 $103,061

12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11

Nonperforming Loans

Commercial Criticized Loan List

RESULTS OF OPERATIONS

Improved reserve coverage of nonperforming loans as asset quality trends improve

RATIO of allowance for loan losses to nonperforming loans trends

$140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $0

In Thousands

12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11

120.0%

100.0%

80.0%

60.0%

40.0%

20.0%

0.0%

Percent

$106,185 $100,151 $100,500 $94,138

$124,568 $114,966 $109,044 $105,805 100.66% $103,744

75.06%

70.93%

65.10%

79.50% 77.98%

68.35%

87.06%

76.22%

Ratio of Allowance for Loan Losses to Nonperforming Loans Allowance for Loan Losses

RESULTS OF OPERATIONS

Stronger capital position: earnings, increased common equity and DTA valuation allowance reversal

Total stockholders’ equity almost doubled to

$409.5 million at December 31, 2011, from

$208.8 million at December 31, 2010

Income before income taxes was $18.0 million in 2011

Raised a total of $60 million of new common equity in 2011 (first and fourth quarter transactions)

Converted Series C Preferred and Series E Preferred to common stock or Series G Preferred, a common stock equivalent, in 4Q11

Reversed valuation allowance on net deferred tax asset added $73.2 million to earnings for 2011

$500 $400 $300 $200 $100 $0

In Millions

Stockholders’ Equity

$209

$410

12/31/10 12/31/11

RESULTS OF OPERATIONS

Capital ratios improved and remain above regulatory

definition for ‘well-capitalized’ bank holding companies

CAPITAL RATIO TRENDS

16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00%

12/31/07 12/31/08 12/31/09 12/31/10 12/31/11

Well -Capitalized

10%

6% 5%

12.74%

11.44%

9.40%

13.02%

10.22%

8.73%

12.72%

9.79%

7.60%

12.98%

8.93%

6.89%

14.72%

11.22%

8.84%

Leverage Ratio

Tier 1 Risk Based Capital Ratio Total Risk Based Capital Ratio

SUMMARY

Non-GAAP Measure of

Pre-tax, Pre-provision Operating Earnings

The Company saccounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company sfinancial performance, including the non-GAAP measure of pre-tax, pre-provision operating earnings. For the non-GAAP financial measure of pre-tax, pre-provision operating earnings, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.

Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations are provided below.

FOR THE THREE MONTHS ENDED

12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011

($ in thousands)

Income (loss) before income taxes $ (45,323) $ 282 $ (1,038) $ 9,758 $ 9,003

Add back (subtract):

Credit costs:

Provision for loan losses 59,923 10,241 11,822 16,240 10,955

Nonperforming asset expense 9,259 3,277 2,013 (1,648) 1,622

Credit costs subtotal 69,182 13,518 13,835 14,592 12,577

Other:

Gain on sales of investment securities (6,997) (4,938) (6)

Derivative termination fees 896

Early extinguishment of debt 3,444

Impairment of investment securities 381 190

Other subtotal (6,997) 381 (598) 184

Pre-tax, pre-provision operating earnings $ 16,862 $ 13,800 $ 13,178 $ 23,752 $ 21,764

25

RESULTS OF OPERATIONS

Stronger capital position: earnings, increased common equity and DTA valuation allowance reversal

Total stockholders’ equity almost doubled to $409.5 million at December 31, 2011, from $208.8 million at December 31, 2010

Income before income taxes was $18.0 million in 2011

Raised a total of $60 million of new common equity in 2011 (first and fourth quarter transactions)

Converted Series C Preferred and Series E Preferred to common stock or Series G

Preferred, a common stock equivalent, in 4Q11 Reversal of the valuation allowance on net deferred tax asset added $73.2 million to earnings for 2011

Stockholders’ Equity

In Millions

$500 $400 $300 $200 $100 $0

$410

$209

12/31/10 12/31/11

SUMMARY

Fourth quarter of 2011 was a landmark quarter for Taylor Capital Group

Progress of our fix and grow strategy led to improved business performance

Income before income taxes was $18.0 million for full year 2011

Stronger, more diverse balance sheet

Increased revenue from diverse sources, including our two national businesses, asset based lending and mortgage banking

Significant improvement in credit quality made in 2011

Nonperforming loans down $56.6 million in 2011, and allowance coverage ratio exceeds 100% at year end 2011

Improvement in revenue and credit quality, combined with management’s belief that our profitability is sustainable, supported the fourth quarter reversal of the $73.2 million valuation allowance on the net deferred tax asset

Enter 2012 in a stronger position strategically and hope to carry that momentum forward

SUMMARY

Non-GAAP Measure of Revenue

The Company saccounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company sfinancial performance, including the non-GAAP measure of revenue. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.

Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue are provided below.

FOR THE THREE MONTHS ENDED

12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011

($ in thousands)

Net interest income $ 33,562 $ 32,187 $ 32,243 $ 34,718 $ 35,266

Noninterest income 18,009 6,885 6,387 19,432 16,538

Add back (subtract):

Gain on sales of investment securities (6,997) (4,938) (6)

Derivative termination fees 896

Impairment on investment securities 381 190